Income tax	6 Months Ended
Jun. 30, 2022
Income tax
Income tax

6. Income tax

The Partnership is not subject to Marshall Islands corporate income taxes. The Partnership is subject to tax for earnings of its subsidiaries incorporated in Singapore, Indonesia, Cyprus, Jamaica and for certain Colombian source income. Income tax expense for the three months ended June 30, 2022 was $3.4 million, a decrease of $7.8 million compared to $11.2 million for the three months ended June 30, 2021. Income tax expense for the six months ended June 30, 2022 was $6.2 million, a decrease of $6.7 million compared to $12.9 million for the six months ended June 30, 2021. The main reason for the decrease in income taxes for the three and six months ended June 30, 2022 was an additional tax expense of $2.7 million in current taxes and an increase in uncertain tax position of $7.9 million recorded in 2021 due to the completion of a tax audit related to 2019 in Indonesia. However, deferred taxes for three and six months ended June 30, 2022 had an additional one-off tax expense of $0.8 million compared to 2021 due to change in tax status from a tonnage tax regime to normal corporate income tax regime in Cyprus for the Höegh Gallant when the vessel started operating as an FSRU.

In late June 2021, the tax audit for the Indonesian subsidiary’s 2019 tax return was completed. The main finding was that an internal promissory note for tax purposes was characterized as equity instead of debt such that 100% of the accrued interest was disallowed for tax deduction. The Partnership and its Indonesian subsidiary disagree with the conclusion of the tax audit and the Indonesian subsidiary filed an Objection Request with the Central Jakarta Regional Tax Office on September 24, 2021. The audit findings result in an increase in current tax expense for an additional amount due for 2019 and an increase in the uncertain tax position for the open years that remain subject to a potential tax audit in Indonesia. The as-filed tax position for the open tax years was to take a tax deduction for the interest expense on the promissory note. The Partnership and its Indonesian subsidiary disagree with the conclusion from the tax audit to reclassify from debt to equity. However, the Partnership and its Indonesian subsidiary may not be successful in the appeal, and the additional tax for 2019 of $2.7 million including penalties was expensed and was paid in July 2021. Accordingly, the Indonesian subsidiary has recorded an increase in the tax provision, or liability, of accumulated $10.6 million for the potential future obligation to the tax authorities for a disallowed interest deduction compared with its position for the open years as of June 30, 2021.

Benefits of uncertain tax positions are recognized when it is more-likely-than-not that a tax position taken in a tax return will be sustained upon examination based on the technical merits of the position. For the three and six months ended June 30, 2022, there were increases in uncertain tax positions of $0.5 million and $1.1 million, respectively. As of June 30, 2022, and December 31, 2021, the unrecognized tax benefits were $10.1 million and $9.0 million, respectively.

The charterer in Colombia pays certain taxes directly to the Colombian tax authorities on behalf of the Partnership’s subsidiaries that own and operate the Höegh Grace. The tax payments are a mechanism for advance collection of part of the income taxes for the Colombian subsidiary and a final income tax on Colombian source income for the non-Colombian subsidiary. The Partnership concluded these third-party payments to the tax authorities represent income taxes that must be accounted for under the guidance for income taxes. The amount of non-cash income tax expense was $0.3 million and $0.2 million for each of the three months ended June 30, 2022 and 2021, respectively. The amount of non-cash income tax expense was $0.5 million and $0.4 million for each of the six months ended June 30, 2022 and 2021, respectively.